UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2015

EQUITY COMMONWEALTH

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 600, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 646-2800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2014 Short-Term Incentive Program Cash Bonus Awards

On January 28, 2015, the Compensation Committee (the “Committee”) of the Board of Trustees (the “Board”) of Equity Commonwealth (the “Company”) approved the following cash bonus awards for the Company’s named executive officers for fiscal year 2014 performance pursuant to the Company’s previously approved and disclosed short-term incentive program (the “STIP”): Mr. David Helfand, $1,250,000; Mr. David Weinberg, $625,000; Mr. Adam Markman, $575,000; and Mr. Orrin Shifrin, $625,000. The amount of the awards was based on the Committee’s evaluation of the Company’s and each executive’s individual performance and length of service during the 2014 fiscal year.

2014 Long-Term Incentive Plan Equity Awards

Also on January 28, 2015, the Committee approved the grant of equity awards (the “LTIP Awards”) to the Company’s named executive officers for fiscal year 2014 performance pursuant to the Company’s previously approved and disclosed long-term incentive program (the “LTIP”).

For each executive officer, 33% of the LTIP Awards consists of restricted common shares with time-based vesting requirements (the “LTIP Shares”). The Committee awarded 38,488 LTIP Shares to Mr. Helfand, 16,140 LTIP Shares to Mr. Weinberg, 16,140 LTIP Shares to Mr. Markman and 12,415 LTIP Shares to Mr. Shifrin. Based on the closing price of the Company’s common shares of $26.58 on January 28, 2015, at which price the LTIP Shares were granted, the LTIP Shares awarded represent $1,023,000, $429,000, $429,000 and $330,000 in compensation to Messrs. Helfand, Weinberg, Markman and Shifrin, respectively. The LTIP Shares will vest 25% on the second anniversary of the grant date, 25% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date, subject in each case to the grantee’s continued employment with the Company as of each date.  Additional terms and conditions of the LTIP Shares, including change in control and forfeiture provisions, are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2014 (the “October 31, 2014 8-K”).

The other 67% of the LTIP Awards consists of restricted share units with time-based and performance-based vesting requirements (the “LTIP RSUs”). The Committee awarded 194,771 LTIP RSUs to Mr. Helfand, 81,678 LTIP RSUs to Mr. Weinberg, 81,678 LTIP RSUs to Mr. Markman and 62,829 LTIP RSUs to Mr. Shifrin. The LTIP RSUs will vest 50% at the conclusion of a three-year performance period beginning on the grant date (the “Performance Period”) and 50% one year thereafter, subject in each case to the grantee’s continued employment with the Company through the Performance Period. The amount of LTIP RSUs that vest (the “Earned RSUs”) will be determined based on the total shareholder return (“TSR”) of the Company’s common shares for the Performance Period as compared against the TSR for the NAREIT Office Index for the same period (the “Performance Criteria”). The target number of LTIP RSUs to be granted is based on the closing price of the Company’s common shares of $26.58 on January 28, 2015. The target number of LTIP RSUs to be awarded represents target compensation of $2,077,000, $871,000, $871,000 and $670,000 to Messrs. Helfand, Weinberg, Markman and Shifrin, respectively. Because the actual number of Earned RSUs will not be determined until the end of the three-year Performance Period, the actual value of the LTIP RSUs could be higher or lower than the foregoing target levels, depending on the Company’s achievement of the Performance Criteria. Additional terms and conditions of the LTIP RSUs, including change in control and forfeiture provisions, are described in the October 31, 2014 8-K.

2015 Short-Term Incentive Plan Performance Goals

On January 28, 2015, the Committee approved corporate and individual performance goals for determining the amount of cash bonuses to be awarded to the Company’s executive officers for the 2015 fiscal year under the

STIP. Award determinations under the STIP for fiscal year 2015 will be based 33% on the achievement of objective corporate performance metrics, including volume of property dispositions, same property average occupancy, same property net operating income and capital expenditure levels. The Committee established threshold, target and high values for each of the foregoing metrics. The other 67% of award determinations under the STIP for fiscal year 2015 will be based on subjective individual performance goals. As previously disclosed in the October 31, 2014 8-K, each of Messrs. Helfand, Weinberg, Markman and Shifrin is eligible to receive an annual target cash bonus of 150%, 100%, 100% and 100%, respectively, of his respective annual base salary amount pursuant to the STIP. The Committee has the discretion to award each of Messrs. Helfand, Weinberg, Markman and Shifrin a maximum cash bonus of 225%, 150%, 150% and 150%, respectively, of his respective annual base salary amount. The Committee expects to make determinations on the amounts to be paid to each executive officer under the STIP for the 2015 fiscal year in the first quarter of 2016.

Item 8.01.                                        Other Events.

Compensation of Chairman of the Board

On January 28, 2015, the Committee approved annual compensation for fiscal year 2014 for Mr. Sam Zell, the Chairman of the Board, consisting of equity awards that generally have the same terms and conditions as the LTIP Awards described above for the named executive officers. In accordance with the foregoing, Mr. Zell was awarded 24,831 LTIP Shares, representing 33% of his target LTIP award, and 125,658 LTIP RSUs, representing 67% of his target LTIP award. Based on the closing price of the Company’s common shares of $26.58 on January 28, 2015, at which price the LTIP Shares and LTIP RSUs were granted, the LTIP Shares awarded represent $660,000 in compensation and the LTIP RSUs represent $1,340,000 at target in compensation to Mr. Zell. As noted above, because the actual number of Earned RSUs will not be determined until the end of the 3-year Performance Period, the actual value of the LTIP RSUs could be higher or lower than the foregoing target level, depending on the Company’s achievement of the Performance Criteria. Additional terms and conditions of the LTIP Shares and LTIP RSUs awarded to Mr. Zell are as described in the October 31, 2014 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH

	By:	/s/ Orrin S. Shifrin
	Name:	Orrin S. Shifrin
	Title:	Executive Vice President, General Counsel and Secretary

Date: January 30, 2015